Commitments and Contingent Liabilities (Tables)	12 Months Ended
Dec. 31, 2018
Commitments and Contingent Liabilities [Abstract]
Operating Leases with Minimum Rental Commitments
The Bank leases certain banking premises.  These leases are accounted for as operating leases with minimum rental commitments in the amounts presented below.  The majority of these leases contain options to renew.

2019	$7,799
2020	7,622
2021	7,555
2022	7,048
2023	6,673
2024 and after	32,722
$69,419